UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 18, 2022

Riot Blockchain, Inc.

(Exact name of registrant as specified in its charter)

Nevada	001-33675	84-1553387
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3855 Ambrosia Street, Suite 301 Castle Rock, CO 80109
(Address of principal executive offices)

(303) 794-2000
(Registrant’s telephone number, including area code)

(Former name, former address, and former fiscal year, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	RIOT	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 – Regulation FD Disclosure.

On January 18, 2022, Riot Blockchain, Inc. (“Riot,” “us,” “we,” “our,” or the “Company”) released an investor presentation, dated as of January 14, 2022 (the “Investor Presentation”), which includes updates regarding Riot’s financial position, business, and operations. A copy the Investor Presentation is attached hereto as Exhibit 99.1 and is also available on the “Investors” page of our website, www.riotblockchain.com/investors, under the “Company Info – Presentations” tab.

The information furnished pursuant to this Item 7.01 of this Current Report on Form 8-K (this “Report”), including Exhibit 99.1 attached hereto, shall not be deemed to be “filed” for the purposes of Section 18 of the Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Cautionary Note Regarding Forward-Looking Statements

Statements in this Report, including those made in the Investor Presentation attached as Exhibit 99.1 to this Report, that are not statements of historical fact may be forward-looking statements that reflect management’s current expectations, assumptions and estimates of future performance and economic conditions. Such statements are made in reliance on the safe harbor provisions of Section 27A of the Securities Act and Section 21E of the Exchange Act. Words such as “anticipates,” “believes,” “plans,” “expects,” “intends,” “will,” “potential,” “hope” and similar expressions are intended to identify forward-looking statements. The assumptions and expectations expressed in these forward-looking statements are subject to various risks and uncertainties and, therefore, may never materialize or may prove to be incorrect. Actual results and the timing of events could differ materially from those anticipated in such forward-looking statements as a result of various risks and uncertainties. These forward-looking statements may include, but are not limited to, statements about the benefits of our acquisitions, including our financial and operating results following these acquisitions, and Riot’s plans, objectives, expectations and intentions for the future. Among the risks and uncertainties that could cause actual results to differ from those expressed in forward-looking statements, include, without limitation, risks related to: our estimates of bitcoin mining production are not audited; our future hash rate growth (expressed in terms of hashes per second); our anticipated benefits of immersion-cooling, our expected schedule of new miner deliveries; our ability to successfully deploy the new bitcoin mining computers we acquire; the timely completion of our expanded megawatt capacity under development; the integration of acquired businesses may not be successful, or such integration may take longer or be more difficult, time-consuming or costly to accomplish than anticipated; failure to otherwise realize anticipated efficiencies and strategic and financial benefits from our acquisitions; and the impact of COVID-19 on us, our customers, or on our suppliers in connection with our estimated timelines. Detailed information regarding other factors that may cause actual results to differ materially from those expressed or implied by statements in this Report, including the documents incorporated by reference herein, may be found in Riot’s filings with the Securities Exchange Commission (the “SEC”), including under sections entitled “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” of Riot’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020, and the additional risk factors set forth in Riot’s Current Report on Form 8-K filed with the SEC on May 26, 2021, as well as the our other filings with the SEC, copies of which may be obtained from the SEC’s website, www.sec.gov. All forward-looking statements included in this Report, including those made in the Investor Presentation attached as Exhibit 99.1 to this Report and in the other documents we file with the SEC, are made only as of the date of this Report and, as applicable, the date of the other documents we file with the SEC. Riot disclaims any intention or obligation to update or revise any forward-looking statements to reflect events or circumstances that subsequently occur, or of which Riot hereafter becomes aware, except as required by law. Persons reading this Report, the Investor Presentation, and the other documents we file with the SEC are cautioned not to place undue reliance on such forward-looking statements.

Item 9.01– Financial Statements and Exhibits.

(d)   Exhibits.

99.1	Investor Presentation, dated as of January 14, 2022.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

 S I G N A T U R E

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RIOT BLOCKCHAIN, INC.

By:	/s/ Jeffrey McGonegal
Name: Jeffrey McGonegal
Title: Chief Financial Officer

Date: January 18, 2022